Exhibit 99.3

AXESSTEL, INC.

SECURITY AGREEMENT

To:	Laurus Master Fund, Ltd. c/o Ironshore Corporate Services, Ltd. P.O. Box 1234 G.T Queensgate House South Church Street Grand Cayman, Cayman Islands

Gentlemen:

1. To secure the payment of all Obligations (as hereafter defined), we hereby grant to you a continuing security interest in all of the following property now owned or at any time hereafter acquired by us, or in which we now have or at any time in the future may acquire any right, title or interest (the “Collateral”): all accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles), chattel paper, supporting obligations, investment property, letter-of-credit rights, trademarks, tradestyles patents and copyrights in which we now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor.

2. The term “Obligations” as used herein shall mean and include all debts, liabilities and obligations owing by (a) us to you hereunder and under the Convertible Term Note dated as of the date hereof made by us in favor of you in the original principal amount of $1,000,000, as amended, modified and supplemented from time to time or otherwise (as amended, modified and supplemented from time to time, the “Note”) and (b) all other debts, liabilities and obligations owing by us to you, loans, advances, extensions of credit, endorsements, guaranties, benefits and/or financial accommodations heretofore or hereafter made, granted or extended by you to us or which you have or will become obligated to make, grant or extend to us or for our account and any and all interest, charges and/or expenses heretofore or hereafter owing by us to you and any and all renewals or extensions of any of the foregoing, no matter how or when arising, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether under any present or future agreement or instruments between or among us.

3. We hereby represent, warrant and covenant to you that: (a) we are a company validly existing, in good standing and formed under the laws of the State of Nevada with an organization identification number of C5389-1996 and we will provide you thirty (30) days’ prior written notice of any change in our jurisdiction of formation or change in our organizational identification number; (b) our legal name is Axesstel, Inc., as set forth in our Certificate of Incorporation as amended through the date hereof and we will provide you thirty (30) days’ prior written notice of any change in our legal name; (c) we are the lawful owner of the Collateral and have the sole right to grant a security interest therein and will use commercially reasonable efforts to defend the Collateral against all claims and demands of all persons and entities; (d) we will keep the Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature (“Encumbrances”), except to the extent said Encumbrance does not secure aggregate indebtedness for all such Encumbrances in excess of $100,000 and each such Encumbrance is removed or otherwise released within 10 days of the creation thereof and except with respect to Permitted Encumbrances, as defined below; (e) we will at our own cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in our business; (f) we will not without your prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment having an aggregate fair market value of not more than $50,000 and only to the extent that (i) the proceeds of any such disposition are used to acquire replacement equipment which is subject to your first priority security interest or are used to repay Obligations or to pay general corporate expenses, or (ii) following the occurrence of an Event of Default which continues to exist, the proceeds of which are remitted to you to be held as cash collateral for the Obligations; (g) we will insure the Collateral against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards under policies by insurers reasonably acceptable to you and in such amounts ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower’s business is conducted, and all premiums thereon shall be paid by us and copies of the policies and certificates for the policies naming you as Lender’s loss payee and additional insured shall be delivered to you. If we fail to do so, you may procure such insurance and the cost thereof shall constitute Obligations; (h) we will at all reasonable times upon prior notice (provided that no such prior notice shall be required following the occurrence and during the continuance of an Event of Default or in the event such access is necessary to preserve or protect the Collateral) and during normal business hours and at your expense allow you or your representatives free access to and the right of inspection of the Collateral; (i) we hereby indemnify and save you harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys’ fees, that you may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Agreement or in the prosecution or defense of any action or proceeding either against you or us concerning any matter growing out of or in connection with this Agreement, and/or any of the Obligations and/or any of the Collateral, except to the extent caused by your own gross negligence or willful misconduct; (j) with respect to all accounts arising out of contracts between us and the United States of America, or any state, or any department, agency or instrumentality of any of them (each, a “Government Contract”), we will so notify you in writing and use commercially reasonable efforts to comply with any governmental notice or approval requirements, including, without limitation, compliance with the Federal Assignment of Claims Act, (k) each account shall conform to the following criteria: (i) shipment of the merchandise or rendition of services has been completed, (ii) merchandise or services shall not have been rejected or disputed by the account debtor and there shall not have been asserted any offset, defense or counterclaim (other than any such rejections, disputes, offsets, defenses or counterclaims which in the aggregate do not at any time exceed $100,000), and (iii) each such account is a good and valid account representing an undisputed bona fide indebtedness incurred by the account debtor liable therefor, for a fixed sum as set forth in the invoice relating thereto with respect to an unconditional sale and delivery upon the stated terms of goods sold by us, or work, labor and/or services rendered by us, as applicable. As used herein, “Permitted Encumbrances” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance (collectively, “Liens”): (a) existing on the date hereof as set forth on Exhibit A hereto or arising under this Agreement; (b) for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of your security interests; (c) (i) upon or in any equipment which was not financed by you, acquired or held by us to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition; (d) securing subordinated debt, on terms and conditions and subject to subordination and intercreditor documentation reasonably satisfactory to you; (e) constituting or considered licenses or sublicenses granted in the ordinary course of our business and any interest or title of a licensor or under any license or sublicense; (f) in favor of financial institutions arising in connection with our deposit accounts held at such institutions; (g) not described above arising in the ordinary course of business and subject to intercreditor documentation reasonably satisfactory to you and not having or not reasonably likely to have a material adverse effect on the Collateral or our ability to repay you; (h) Liens securing (x) letters of credit issued as backstop letters of credit in support of letters of credit issued by financial institutions and (y) letters of credit issued in the ordinary course of our business in an aggregate stated amount not to exceed $2,000,000 at any time outstanding; (i) Liens on letters of credit held by us in favor of financial institutions for the purpose of discounting promissory notes made by us in favor of such financial institutions; and (j) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by any of the Liens expressly permitted above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien, the principal amount of the indebtedness being extended, renewed or refinanced does not increase and such Liens are subject to the same terms and conditions (including subordination and intercreditor documentation) as the existing Liens that are being extended, renewed or replaced.

4. Following the occurrence and during the continuance of an Event of Default, you shall have the right to instruct all of our account debtors to remit payments on all accounts in accordance with your express written instructions. If, despite such instructions, we shall receive any payments with respect to accounts, we shall receive such payments in trust for your benefit, shall segregate such payments from our other funds and shall deliver or cause to be delivered to you, in the same form as so received with all necessary endorsements, all such payments as soon as practicable, but in no event later than five (5) business days after our receipt thereof. After the occurrence and during the continuance of an Event of Default, you shall have full power and authority to collect each account, through legal action or otherwise, and may settle, compromise, or assign (in whole or in part) the claim for any account, or otherwise exercise any other right now existing or hereafter arising with respect to any account if such action will facilitate collection.

5. We shall be in default under this Agreement upon the happening of any of the following events or conditions, each such event or condition an “Event of Default” (a) we shall fail to pay when due (including any applicable grace or cure period) or punctually perform any of the Obligations; (b) any covenant, warranty, representation or statement (taken together to the extent any of the same cover the same subject matter) made or furnished to you by us was false in any material respect; (c) we shall breach any provision of this Agreement or any other document, instrument or agreement delivered to you in connection with the transactions contemplated hereby, as the same may be amended, modified and supplemented from time to time, and such breach shall not have been cured during any applicable cure or grace period; (d) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon, except to the extent said levy, seizure or attachment does not secure indebtedness in excess of $100,000 and such levy, seizure or attachment has not been removed or otherwise released within 10 days of the creation or the assertion thereof; or (e) an Event of Default shall have occurred and be continuing under and as defined in the Note.

6. Upon the occurrence and during the continuance of any Event of Default and at any time thereafter, you may declare all Obligations immediately due and payable and you shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence and during the continuance of any Event of Default and at any time thereafter, you will have the right to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as you may desire. Upon your prior written request, we shall assemble the Collateral and make it available to you at a place reasonably designated by you. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to us either at our address shown herein or at any address last provided to you by us in writing. Any proceeds of any disposition of any of the Collateral shall be applied by you to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys’ fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by you toward the payment of the Obligations in such order of application as you may elect, and we shall be liable for any deficiency.

7. If we default in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on our part to be performed or fulfilled under or pursuant to this Agreement, you may, at your option without waiving your right to enforce this Agreement according to its terms, immediately or at any time thereafter and with notice to us, perform or fulfill the same or cause the performance or fulfillment of the same for our account and at our sole cost and expense, and the cost and expense thereof (including reasonable attorneys’ fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law or, at your option.

8. Effective after the occurrence and during the continuance of an Event of Default, we hereby appoint you, any of your officers, employees or any other person or entity whom you may designate as our attorney, with power to execute such documents in our behalf and to supply any omitted information and correct patent errors in any documents executed by us or on our behalf and to sign our name on public records; and to do all other things you deem reasonably necessary to carry out this Agreement; and, irrespective of the occurrence or continuance of an Event of Default, to file financing statements against us covering the Collateral. We hereby ratify and approve all acts of the attorney and neither you nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct. This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

9. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by you and then only to the extent therein set forth, and no waiver by you of any default shall operate as a waiver of any other default or of the same default on a future occasion. Your books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon us for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof, absent manifest error. You shall have the right to enforce any one or more of the remedies available to you, successively, alternately or concurrently. We agree to join with you in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to you and in executing such other documents or instruments as may be required or deemed necessary by you for purposes of affecting or continuing your security interest in the Collateral.

10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to you hereunder shall inure to the benefit of your successors and assigns. The term “you” as herein used shall include your company, any parent of your company, any of your subsidiaries and any co-subsidiaries of your parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall enure to the benefit of and shall bind the representatives, successors and assigns of each of us and them. You and we hereby (a) waive any and all right to trial by jury in litigation relating to this Agreement and the transactions contemplated hereby and we agree not to assert any counterclaim in such litigation, (b) submit to the nonexclusive jurisdiction of any New York State court sitting in the borough of Manhattan, the city of New York; provided that nothing contained in this Agreement shall be deemed to preclude you from bringing suit or taking other legal action in any other jurisdiction and (c) waive any objection you or we may have as to the bringing or maintaining of such action with any such court. We hereby waiver personal service of process in any such action and agree that service of such process may be made by registered or certified mail addressed to us at the address set forth below.

11. All notices from you to us shall be sufficiently given if mailed, delivered or faxed to us at our address set forth and in accordance with the provisions of the Purchase Agreement (as defined in the Note).

[Signature Lines on following page]

[Signature page to Axesstel Security Agreement]

Very truly yours,

AXESSTEL, INC., a Nevada corporation

By:	/S/ DAVID MORASH
Name:	David Morash
Title:	President and COO

Address:	6815 Flanders Drive, Suite 210 San Diego, California 92121

Fax:	(858) 625-2110

Dated as of:	August 18, 2004

ACKNOWLEDGED:

LAURUS MASTER FUND, LTD.

By:	/S/ DAVID GRIN
Name:	David Grin
Title:	Director

EXHIBIT A

Existing Liens

1.	Security Agreement, dated as of March 12, 2004, entered into by Axesstel, Inc., a Nevada corporation, in favor of Laurus Master Fund, Ltd.